Mr Carlton Tartar
Staff Accountant
Securities and Exchange Commission
Washington DC
20459-0306

                                                                  August 1, 2005

Dear Mr Tartar,

Re:      Bioaccelerate, Inc
         Form 8K filed 5/4/05
         File No. 333-43126

I refer to your recent letter, and confirm that in line with your comments we are filing amendments to the above filings together with this covering letter. For ease of reference we have responded to your comments in the order used in your letter.

1. We have filed a Form 8-K disclosing the dismissal of Pritchett, Siler and Hardy and including their letter addressed to the Commission and the appointment of F H Hanson Ltd as the registrant's independent accounts.

2. F E Hanson have withdrawn their application to register with the PCAOB due to ill health and we have appointed Stark Winter Schenkin to replace them as disclosed in Form 8-K filing dated July 18, 2005 and we have asked our new independent accountant to review the Form 10-QSB/A filing dated November 24, 2004 following which we will re-file as suggested.

3. We have refiled a Form 8-K disclosing the dismissal of our former auditors F E Hanson, which includes a letter from our former accountant addressed to the Securities and Exchange Commission, and appointing Stark Winter Schenkin as our new independent accountants.

Further to the above response the registrant acknowledges that:

o The registrant is responsible for the adequacy and accuracy of the disclosure in the filing

o Staff comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filing; and

o The registrant may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States


Sincerely,


L J Boyne.

Chief Financial Officer